UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-22690

Tortoise Energy Independence Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Diane Bono
P. Bradley Adams
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: August 31, 2018

Tortoise Energy Independence Fund, Inc.
Schedule of Investments (unaudited)
August 31, 2018

	Shares	Fair Value
Common Stock — 108.4%(1)
Natural Gas Gathering/Processing — 0.9%(1)
United States — 0.9%(1)
Targa Resources Corp.	26,507	$1,459,740
Natural Gas/Natural Gas Liquids Pipelines — 0.6%(1)
United States — 0.6%(1)
Tallgrass Energy LP	40,280	990,485
Oil and Gas Production — 106.9%(1)
United States — 106.9%(1)
Anadarko Petroleum Corporation(2)	126,800	8,165,920
Antero Resources Corporation(2)(3)	338,000	6,256,380
Cabot Oil & Gas Corporation(2)	662,200	15,780,226
Carrizo Oil & Gas, Inc.(2)(3)	171,100	4,144,042
Centennial Resource Development, Inc.(3)	117,239	2,259,196
Cimarex Energy Co.(2)	67,600	5,710,848
Concho Resources Inc.(2)(3)	78,700	10,793,705
Continental Resources, Inc.(2)(3)	225,200	14,851,940
Devon Energy Corporation(2)	356,500	15,304,545
Diamondback Energy, Inc.(2)	97,500	11,805,300
EOG Resources, Inc.(2)	141,800	16,765,014
EQT Corporation(2)	194,700	9,933,594
Laredo Petroleum, Inc.(2)(3)	276,800	2,294,672
Newfield Exploration Company(2)(3)	180,300	4,918,584
Occidental Petroleum Corporation(2)(3)	14,400	1,150,128
Parsley Energy, Inc.(2)(3)	219,800	6,103,846
PDC Energy, Inc.(2)(3)	49,100	2,587,079
Pioneer Natural Resources Company(2)	114,400	19,985,680
Range Resources Corporation(2)	460,300	7,558,126
SM Energy Company(2)	97,200	2,924,748
Wildhorse Resource Development Corporation(2)(3)	175,700	3,819,718
WPX Energy, Inc.(2)(3)	591,200	11,274,184
		184,387,475
Total Common Stock (Cost $199,805,334)		186,837,700

Master Limited Partnerships and Related Companies — 30.6%(1)
Crude Oil Pipelines — 9.9%(1)
United States — 9.9%(1)
Andeavor Logistics LP	57,607	2,798,548
BP Midstream Partners LP	70,583	1,392,603
Enbridge Energy Management, L.L.C.(4)	434,421	4,713,471
PBF Logistics LP	28,352	605,315
Plains All American Pipeline, L.P.	168,322	4,396,571
Shell Midstream Partners, L.P.	139,785	3,126,990
		17,033,498
Natural Gas/Natural Gas Liquids Pipelines — 7.1%(1)
United States — 7.1%(1)
Energy Transfer Partners, L.P.	342,200	7,716,610
EQT Midstream Partners, LP	37,698	2,154,818
Spectra Energy Partners, LP	61,928	2,350,787
		12,222,215
Natural Gas Gathering/Processing — 4.0%(1)
United States — 4.0%(1)
Antero Midstream Partners LP	75,072	2,197,357
EnLink Midstream Partners, LP	86,700	1,543,260
Noble Midstream Partners LP	25,215	1,104,417
Western Gas Equity Partners	32,918	1,114,603
Western Gas Partners, LP	17,480	853,898
		6,813,535
Refined Product Pipelines — 9.6%(1)
United States — 9.6%(1)
Buckeye Partners, L.P.	36,581	1,289,846
Buckeye Partners, L.P.(5)(6)(7)	58,825	2,001,227
Holly Energy Partners, L.P.	166,922	4,834,061
Magellan Midstream Partners, L.P.	22,216	1,516,242
NuStar Energy L.P.	59,614	1,650,116
Phillips 66 Partners LP	85,677	4,408,938
Valero Energy Partners LP	26,106	934,334
		16,634,764
Total Master Limited Partnerships and Related Companies (Cost $54,403,915)		52,704,012

	Shares	Fair Value
Preferred Stock — 1.3%(1)
Natural Gas Gathering/Processing — 1.3%(1)
United States — 1.3%(1)
Targa Resources Corp., 9.500%(5)(7)
(Cost $1,615,281)	1,997	$2,301,221

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.85%(8) (Cost $241,297)	241,297	241,297
Total Investments — 140.4%(1)
(Cost $256,065,827)		242,084,230
Total Value of Options Written
(Premiums received $2,207,986) — (2.1)%(1)		(3,539,927)
Other Assets and Liabilities — (0.5)%(1)		(921,186)
Credit Facility Borrowings — (37.8)%(1)		(65,200,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$172,423,117

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Restricted securities have a total fair value of $4,302,448, which represents 2.5% of net assets.
(6)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Buckeye Partners, L.P. by a 12.5% discount to the average VWAP of Buckeye Partners, L.P. shares for the ten consecutive trading days prior to the ex-dividend date.
(7)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures.
(8)	Rate indicated is the current yield as of August 31, 2018.

Schedule of Options Written (unaudited)
August 31, 2018

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	September 2018	$67.50	1,268	$8,559,000	$(59,596)
Antero Resources Corporation	September 2018	19.00	3,380	6,422,000	(111,003)
Cabot Oil & Gas Corporation	September 2018	25.35	6,622	16,786,770	(571,840)
Carrizo Oil & Gas, Inc.	September 2018	24.50	1,711	4,191,950	(156,800)
Cimarex Energy Co.	September 2018	90.00	676	6,084,000	(43,940)
Concho Resources Inc.	September 2018	143.75	787	11,313,125	(89,933)
Continental Resources, Inc.	September 2018	67.05	2,252	15,099,660	(294,602)
Devon Energy Corporation	September 2018	43.75	3,565	15,596,875	(266,807)
Diamondback Energy, Inc.	September 2018	127.80	975	12,460,500	(76,496)
EOG Resources, Inc.	September 2018	122.00	1,418	17,299,600	(129,038)
EQT Corporation	September 2018	54.00	1,947	10,513,800	(66,928)
Laredo Petroleum, Inc.	September 2018	8.30	2,768	2,297,440	(86,216)
Newfield Exploration Company	September 2018	27.75	1,803	5,003,325	(104,684)
Occidental Petroleum Corporation	September 2018	82.50	144	1,188,000	(3,600)
Parsley Energy, Inc.	September 2018	30.50	2,198	6,703,900	(26,191)
PDC Energy, Inc.	September 2018	53.00	491	2,602,300	(98,529)
Pioneer Natural Resources Company	September 2018	186.00	1,144	21,278,400	(90,604)
Range Resources Corporation	September 2018	15.75	4,603	7,249,725	(471,286)
SM Energy Company	September 2018	29.00	972	2,818,800	(181,245)
Wildhorse Resource Development Corporation	September 2018	20.25	1,575	3,189,375	(285,429)
WPX Energy, Inc.	September 2018	19.00	5,912	11,232,800	(325,160)
Total Value of Call Options Written (Premiums received $2,207,986)				$187,891,345	$(3,539,927)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2018. These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$186,837,700	$—	$—	$186,837,700
Master Limited Partnerships and Related Companies(a)	50,702,785	—	2,001,227	52,704,012
Preferred Stock(a)	—	—	2,301,221	2,301,221
Short-Term Investment(b)	241,297	—	—	241,297
Total Assets	$237,781,782	$—	$4,302,448	$242,084,230

Liabilities
Written Call Options	$561,334	$2,978,593	$—	$3,539,927

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels. During the period ended August 31, 2018, Phillips 66 Partners LP common units held by the Company in the amount of $1,507,572 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Phillips 66 Partners LP. There were no other transfers between levels for the Funds during the period ended August 31, 2018.

Security Valuation
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs is developed based on the best information available in the circumstances, which might include the Fund’s own data. The Company’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the most recent high bid and most recent low asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2018:

Master Limited Partnerships and Related Companies
Balance — beginning of period	$—
Purchases	2,461,630
Return of capital	(140,020)
Sales	(50)
Total realized gain/loss	(14)
Change in unrealized gain/loss	(320,319)
Balance — end of period	$2,001,227

Preferred Stock
Balance — beginning of period	$2,147,342
Purchases	—
Return of capital	(152,942)
Sales	—
Total realized gain/loss	—
Change in unrealized gain/loss	306,821
Balance — end of period	$2,301,221

Change in unrealized gain/loss on
investments still held at August 31, 2018	$(13,498)

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures. The carrying value per unit of unrestricted common units of Buckeye Partners, L.P. was $44.43 on March 2, 2018, the date of the purchase agreement and the date an enforceable right to acquire the restricted Buckeye Partners, L.P. units was obtained by the Company. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2018.

						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Buckeye Partners, L.P.	Master Limited Partnership	58,825	03/02/18-08/10/18	$2,461,630	$2,001,227	1.2%
Targa Resources Corp.,
9.500%	Preferred Stock	1,997	03/16/16	1,768,223	2,301,221	1.3
				$4,229,853	$4,302,448	2.5%

Item 2. Controls and Procedures.

The registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 29, 2018

Tortoise Energy Independence Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 29, 2018

Tortoise Energy Independence Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer